UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006


                          Lounsberry Holdings III, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                                0-51379                              51-0539830
--------------------------------------- --------------------------------------- ------------------------------------
   (State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)

51 Everett Drive; Suite A-20; West Windsor Professional Center, Princeton Junction, NJ                       08550
------------------------------------------------------------------------------------------------------ ------------------
                              (Address of principal executive offices)                                    (Zip Code)



Registrant's telephone number, including area code: (609) 799-8788


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 7, 2006, Mark Allen, our sole director, elected Meiyi Xia as a director. Mr. Allen was also our sole officer. Following the election of Ms. Xia, Mr. Allen resigned as an officer and director. Ms. Xia devotes a portion of her time to our business.

         Ms. Xia, age 55, has been a partner of Princeton Capital Group, an private investment group, since January 2005 and partner of Spring Asset Management LLC. since Nov. 2003. From January 2003 to December 2005, Ms. Xia was chief executive officer of AiDi Financial Investment LLC, an financial consulting company working with companies in the Peoples Republic of China. From July 2002 until January 2003, she was a financial advisor at Morgan Stanley. From January 1999 until June 2002, she was president of Asia Pacific Consulting and Asia Pacific Securities, a broker dealer.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LOUNBERRY HOLDINGS III, INC.
                                        (Registrant)

Date: February 13, 2006                 /s/ Meiyi Xia
                                        Meiyi Xia, President